                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements No. 2-77846, No. 2-81123, No. 2-95446, No. 33-12633, No.
33-27885, No. 33-45432, No. 0-10824 and No. 03-361191.


                                                         /s/ ARTHUR ANDERSEN LLP
                                                         -----------------------
                                                         ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 4, 1995